Exhibit 99.2

GRATITUDE HEALTH, INC.

PRO FORMA COMBINED FINANCIAL INFORMATION

(UNAUDITED)

GRATITUDE HEALTH, INC.

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GRATITUDE HEALTH, INC.

Introduction to Unaudited Pro Forma Combined Financial Information

The following unaudited pro forma combined financial information is presented to illustrate the estimated effects of our merger with Gratitude Health, Inc. (“Gratitude Subsidiary”), a private company incorporated in Florida.

On March 26, 2018, we entered into a Share Exchange Agreement (the “Exchange Agreement”) with Gratitude Subsidiary, a Florida corporation, all of the stockholders of Gratitude Subsidiary (the “Gratitude Subsidiary Shareholders”), and our principal stockholder, Mr. Hamid Emarlou.

Pursuant to the Exchange Agreement, we acquired all of the outstanding shares of Gratitude Subsidiary in exchange for the issuance of 520,000 shares of Series A Preferred Stock and 500,000 shares of Series B Preferred Stock, to the Gratitude Subsidiary Shareholders (the “Acquiror Shares”), which Acquiror Shares shall, upon conversion into 102,000,000 shares of common stock of the Company, constitute approximately 85.84% on a fully diluted basis of the issued and outstanding shares of the Company’s common stock immediately after the closing of the transactions on the terms and conditions as set forth in the Exchange Agreement and the closing of the Spin Off Agreement as described below.

Upon closing of the Exchange Agreement, Gratitude Subsidiary became our wholly owned subsidiary and the Company ceases its prior operations. The Exchange Agreement is being accounted for as a reverse merger and recapitalization of Gratitude Subsidiary whereby Gratitude Subsidiary is deemed to be the acquirer in the reverse merger for accounting purposes. The consolidated financial statements after the acquisition include the balance sheets of both companies at historical cost, the historical results of Gratitude Subsidiary and the results of the Company from the acquisition date.

The Merger has constituted a change in control, the majority of the Board of Directors changed with the consummation of the Merger. The Company issued to Gratitude Subsidiary shares of preferred stock which represented approximately 86% of the combined company on a fully converted basis after the closing of the Exchange Agreement and the Spin off Agreement as described below.

On the Closing Date, principal shareholder of the Company, Mr. Emarlou, entered into a Spin Off Agreement with the Company for the sale of the existing wholly owned Vapir, Inc. subsidiary of the Company in exchange for principal shareholder’s 36,309,768 shares of common stock. The Spin Off Agreement closed on April 14, 2018. As such, the Company recognized the disposition of the Vapir business on the date of merger.

The unaudited pro forma combined financial information assumes the Exchange Agreement was consummated as of December 31, 2017. The financial statements of the Company included in the following unaudited pro forma combined financial information are derived from the audited financial statements of the Company for the year ended December 31, 2017 contained on Form 10-K as filed with the Securities and Exchange Commission. The financial statements of Gratitude Subsidiary, included in the following unaudited pro forma combined financial information are derived from the audited  financial statements for the year ended December 31, 2017 contained elsewhere in the Form 8-K. The unaudited pro forma combined balance sheet is prepared as though the transactions occurred at the close of business on December 31, 2017.

The information presented in the unaudited pro forma combined financial information does not purport to represent what our financial position would have been had the Exchange Agreement occurred as of the dates indicated, nor is it indicative of our future financial position for any period. You should not rely on this information as being indicative of the historical results that would have been achieved had the companies always been consolidated or the future results that the consolidated company will experience after the Share Exchange Agreement Transaction.

The pro forma adjustments are based upon available information and certain assumptions that the Company believes is reasonable under the circumstances. The unaudited pro forma combined financial information should be read in conjunction with the historical financial statements and related notes of the Company.

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GRATITUDE HEALTH, INC.

UNAUDITED PRO FORMA COMBINED BALANCE SHEET

	Gratitude Health, Inc. (FKA Vapir Enterprises, Inc.)	Gratitude Health, Inc.

	December 31,	December 31,
	2017	2017	Pro Forma Adjustments			Pro Forma
	Historical	Historical	Dr		Cr.	Balances
ASSETS	( see Note)	( see Note)				(Unaudited)

CURRENT ASSETS:
Cash	$5,203	$20,826	$-	(a)	$5,203	$20,826
Accounts receivable, net	1,469	-	-	(a)	1,469	-
Inventory, net	112,399	-	-	(a)	112,399	-
Prepaid expenses and other current assets	14,078	-	-	(a)	14,078	-
Advance to suppliers	70,740	11,200	-	(a)	70,740	11,200

Total Current Assets	203,889	32,026	-		203,889	32,026

Other assets:
Property and equipment, net	38,740	13,222	-	(a)	38,740	13,222
Intangible assets, net	142,213	-	-	(a)	142,213	-
Deposits	2,813	-	-	(a)	2,813	-
Total other assets	183,766	13,222	-		183,766	13,222

Total Assets	$387,655	$45,248	$-		$387,655	$45,248

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES:
Accounts payable and accrued expenses	$266,478	$16,046	$-	(a)	$243,503	$39,021
Convertible notes payable, net of debt discount	500,000	100,289	-	(a)	500,000	100,289
Loan payable	197,000	-	-	(a)	197,000	-
Notes payable - current maturities	15,858	-	-	(a)	15,858	-
Customer deposits	3,851	-	-	(a)	3,851	-
Advances from related party	892,500	345	-	(a)	892,500	345
Deferred rent	13,556	-	-	(a)	13,556	-

Total Current Liabilities	1,889,243	116,680	-		1,866,268	139,655

LONG-TERM LIABILITIES:
Notes payable, net of current maturities	4,521	-	-	(a)	4,521	-

Total Long-term Liabilities	4,521	-	-		4,521	-

Total Liabilities	1,893,764	116,680	-		1,870,789	139,655

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY (DEFICIT) :

Preferred stock $0.001 par value; 20,000,000 shares authorized; none issued and outstanding before the merger	-	-	-		-	-
Convertible Series A Preferred Stock ($0.001 Par value; 520,000 shares authorized)	-	-	-	(a)	520	520
Convertible Series B Preferred Stock ($0.001 Par value; 500,000 shares authorized)	-	-	-	(a)	500	500
Common stock ($0.001 par value; 300,000,000 shares authorized; 49,766,819 shares issued and outstanding prior to merger; $0.001 par value; 100,000,000 shares authorized;	49,767	15,000	15,000	(a)	-	49,767
Additional paid-in capital	1,893,349	9,992 (a)	1,952,111		-	(48,770)
Retained earnings (accumulated deficit)	(3,449,225)	(96,424)		(a)	3,449,225	(96,424)

Total Stockholders' Equity (Deficit)	(1,506,109)	(71,432)	1,967,111		3,450,245	(94,407)

Total Liabilities and Stockholders' Equity (Deficit)	$387,655	$45,248	$1,967,111		$5,321,034	$45,248

See accompanying notes to unaudited pro forma combined financial statements.

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GRATITUDE HEALTH, INC.

UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS

	Gratitude Health, Inc. (FKA Vapir Enterprises, Inc.)	Gratitude Health, Inc.

	For the Year Ended	For the Year Ended
	December 31, 2017	December 31, 2017	Pro Forma Adjustments		Pro Forma
	Historical	Historical	Dr	Cr.	Balances
	( see Note)	( see Note)			(Unaudited)

Net sales	$761,102	$-	$761,102	$-	$-

Cost of sales	366,075	-	-	366,075	-

Gross profit	395,027	-	761,102	366,075	-

Operating expenses:

Selling expenses	38,678	-	-	38,678	-
Compensation	387,698	53,000	-	387,698	53,000
Professional and consulting fees	72,813	17,357	-	72,813	17,357
General and administrative expenses	161,990	19,131	-	161,990	19,131

Total operating expenses	661,179	89,488	-	661,179	89,488

Loss from operations	(266,152)	(89,488)	761,102	(661,179)	(89,488)

Interest expense	(99,145)	(6,936)	-	99,145	(6,936)

Income (loss) before income taxes	(365,297)	(96,424)	761,102	(562,034)	(96,424)

Provision for income taxes	-	-	-	-	-

Net income (loss)	$(365,297)	$(96,424)	$761,102	$(562,034)	$(96,424)

Net income (loss) per common share:
Basic and Diluted	$(0.01)				$(0.00)

Weighted average shares outstanding:
Basic and Diluted	49,766,819				49,766,819

See accompanying notes to unaudited pro forma combined financial statements.

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NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

Unaudited pro forma adjustments reflect the following transaction:

a)
Additional paid in capital	1,952,111
Common stock, par value	15,000
Accounts payable and accrued expenses	243,503
Convertible notes payable	500,000
Loan payable	197,000
Notes payable – current maturities	15,858
Customer deposits	3,851
Advances from related party	892,500
Deferred rent	13,556
Notes payable – net of current maturities	4,521
Net Sales	761,102
Series A Preferred stock, at par		520
Series B Preferred stock, at par		500
Accumulated deficit		3,083,928
Cash		5,203
Accounts receivable, net		1,469
Inventory, net		112,399
Prepaid expenses and other current assets		14,078
Advance to suppliers		70,740
Property and equipment, net		38,740
Intangible assets, net		142,213
Deposits		2,813
Cost of sales		366,075
Selling expenses		38,678
Compensation		387,698
Professional and consulting fees		72,813
General and administrative expenses		161,990
Interest expense		99,145

To recapitalize for the Share Exchange Agreement and record the effects of the Spin Off Agreement on the date of the merger. On March 26, 2018, the Company entered into a Share Exchange Agreement with Gratitude Subsidiary, the shareholders of Gratitude Subsidiary and the principal stockholder, Mr. Hamid Emarlou, whereby the Company agreed to acquire all of the issued and outstanding capital stock of Gratitude Subsidiary in exchange for the issuance of the Company’s 520,000 shares of Series A Preferred Stock and 500,000 shares of Series B Preferred Stock. On the Closing Date, principal shareholder of the Company, Mr. Emarlou, entered into a Spin Off Agreement with the Company for the sale of the existing wholly owned Vapir, Inc. subsidiary of the Company in exchange for principal shareholder’s 36,309,768 shares of common stock. The Spin Off Agreement closed on April 14, 2018. As such, the Company recognized the disposition of the Vapir business on the date of merger.

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